Other Assets (Tables)	12 Months Ended
Dec. 31, 2025
Text Block 1 [Abstract]
Summary of Detailed Information About Other Assets

Other assets consisted of the following:

December 31,	2025	2024
Project asset (a)	$161	$161
Investment in associates and joint ventures (b)	25	26
Redemption options (c)	-	17
Prepaid deposits	6	5
Total other assets	$192	$209

(a) Project asset of $161 million relates to an international ES project in EH that is currently involved in arbitration proceedings. See the “Legal Proceedings” section of Note 32 for further details.

(b) During the year ended December 31, 2025, the Company recognized $1 million in equity earnings from associates and joint ventures (December 31, 2024 - less than $1 million). During the year ended December 31, 2025, the Company recognized a $4 million impairment of its investment in associates and joint ventures (December 31, 2024 - nil)

(c) The Company’s 9.0% Senior Secured Notes (the “2027 Notes”) included optional redemption features that permitted the Company to redeem all or a portion of the 2027 Notes at specified prices, subject to certain dates outlined in the 2027 Notes agreement. These redemption features constituted an embedded derivative asset, which was required to be bifurcated from the host debt instrument and measured at fair value through profit or loss. The redemption options were re-measured at fair value at each reporting date, with changes in fair value recognized in the consolidated statement of earnings. During the year ended December 31, 2025, the Company completed the early redemption of the remaining 2027 Notes and derecognized the related redemption option asset.